Exhibit 10.5

Amendment No. 1 to the
Securities Purchase Agreement

This Amendment No. 1, dated June 17, 2021 to the Securities Purchase Agreement, dated January 19, 2021 (this “Agreement”), is made by and between JAWS Juggernaut Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and Juggernaut Sponsor LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Company and the Purchaser have entered into that certain Securities Purchase Agreement, dated as of January 19, 2021 (the “Purchase Agreement”), pursuant to which the Purchaser agreed to purchase an aggregate of (i) 3,300,000 warrants (the “Private Placement Warrants”), each Private Placement Warrant entitling the holder to purchase one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Shares”) at an exercise price of $11.50 per Class A Share and (ii) 5,750,000 shares of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Shares,” and, together with the Private Placement Warrants, the “Securities”), for an aggregate purchase price of $6,625,000, and up to 300,000 of such Private Placement Warrants and 750,000 of such Class B Shares are subject to complete or partial forfeiture by the Purchaser if the underwriter of the Company’s initial public offering (the “IPO”) does not fully exercise its over-allotment option as described therein;

WHEREAS, the Board of Directors of the Company adopted that certain written consent, dated June 17, 2021, pursuant to which the Company effected a share dividend, increasing the number of Class B Shares outstanding to an aggregate of 6,900,000 Class B Shares, up to 900,000 of which are intended to be subject to complete or partial forfeiture by the Purchaser if the underwriter of the Company’s IPO does not fully exercise its overallotment option as described in the Purchase Agreement; and

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement to increase the number of Private Placement Warrants outstanding and modify the number of Private Placement Warrants subject to forfeiture in connection with the IPO.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments to Purchase Agreement.

a. The Purchase Agreement is hereby amended by deleting the phrase “3,300,000 warrants” in its entirety and by substituting in lieu thereof the phrase “3,760,000 warrants”.

b. Section 1(B) of the Purchase Agreement is hereby amended by deleting the phrase “$6,625,000” in its entirety and by substituting in lieu thereof the phrase “$7,545,000”.

c. Schedule I to the Purchase Agreement is hereby amended by deleting the phrase “20,000,000 Units” in its entirety and by substituting in lieu thereof the phrase “24,000,000 Units”.

2.	Agreement Remains Effective. Except as modified herein or amended hereby, the terms and conditions contained in the Purchase Agreement shall continue in full force and effect.

3.	Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

4.	Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

5.	Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

JAWS JUGGERNAUT ACQUISITION CORP.

By:	/s/ Michael Racich
	Name:	Michael Racich
	Title:	Chief Financial Officer

JUGGERNAUT SPONSOR LLC

By:	/s/ Michael Racich
	Name:	Michael Racich
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to the Securities Purchase Agreement]